--------------------------------------------------------------------------------
                                                                GLOBAL SMALL CAP
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Global
Small Cap Fund

Semi-Annual Report
January 31, 2000 (unaudited)

                            AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                             o Are Not FDIC Insured
                             o May Lose Value
                             o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
March 17, 2000

Dear Shareholder:

We are pleased to report on the performance and investment strategy of the Alliance Global Small Cap Fund (the "Fund") for the semi-annual reporting period ended January 31, 2000.

We are pleased to announce that Bruce K. Aronow, CFA, recently assumed lead responsibility for the management of the U.S. portion of Alliance Global Small Cap Fund's portfolio. Mr. Aronow brings to the Fund his team of small-capitalization investment professionals, which for six years has successfully pursued a structural collaborative approach to smaller-capitalization investing. Mr. Aronow will also work closely with Mark Breedon, who remains responsible for the international portion of the Fund's portfolio.

Investment Results

The following table provides performance data for the Fund's benchmark, as represented by the Morgan Stanley Capital International ("MSCI") World Index, and for the Lipper Global Small Company ("GSC") Funds Average for the six- and 12-month periods ended January 31, 2000. During the six-month period ended January 31, 2000, your Fund's Class A shares returned 29.46%, substantially outperforming the MSCI World Index and modestly outperforming the Lipper GSC Funds Average, which posted respective returns of 9.04% and 28.44%. During the 12-month period ended January 31, 2000, the Fund's Class A shares returned 42.94%, again strongly outperforming the MSCI World Index return of 15.63%, and modestly outperforming the Lipper GSC Funds Average return of 42.18%.

Your Fund outperformed its benchmark index due to the Fund's relative overweighting in technology, telecom and media stocks, and its underweighting in financial, cyclical and defensive stocks. In particular, the Fund's specific stock selection in these industries contributed strongly to the Fund's outperformance. Also contributing to the Fund's performance was the Fund's relative overweight position in international small-cap stocks versus U.S. small-cap stocks.

INVESTMENT RESULTS*

Periods Ended January 31, 2000

                                                     ---------------------------
                                                            Total Returns
                                                     ---------------------------
                                                     6 months          12 months
--------------------------------------------------------------------------------

Alliance Global
Small Cap Fund
  Class A                                              29.46%             42.94%
--------------------------------------------------------------------------------
  Class B                                              28.90%             41.92%
--------------------------------------------------------------------------------
  Class C                                              28.94%             41.79%
--------------------------------------------------------------------------------
MSCI World
Index                                                   9.04%             15.63%
--------------------------------------------------------------------------------
Lipper Global
Small Company
Funds
Average                                                28.44%             42.18%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns and are based on the net asset value as of January 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Advisor Class shares will differ


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      due to different expenses associated with that class. Past performance is no guarantee of future results.

      The MSCI World Index is a market-capitalization-weighted index that measures the performance of stock markets in 22 countries. The Lipper Global Small Company Funds Average reflects performance of 46 and 45 funds for the six- and 12-month periods, respectively. These funds have generally similar investment objectives to your Fund, although investment policies for the various funds may differ. The MSCI World Index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index or an average.

      Additional investment results appear on pages 6 - 10.

U.S. Investments Period Review

During the period under review, in the United States portfolio, the Fund followed its historical discipline of focusing on identifying overlooked growth opportunities trading at discounted valuations. This led to underweighted positions in both technology and health care. Although seemingly expensive at times, technology and health care were the clear performance drivers over the past six months. As the period ended, Mr. Aronow's team assumed responsibility for the U.S. portion of the Fund's portfolio.

Update

Mr. Aronow's team has undertaken changes in the Fund's U.S. portfolio that reflect the team's approach to smaller-capitalization investing and are more closely aligned with the investment strategy successfully employed by the Fund outside the United States. The Fund has intensified its focus on companies demonstrating superior relative earnings growth and improving fundamental momentum. Accordingly, the Fund's U.S. technology and health care weightings have been increased from 15% and 10%, respectively, to approximately 35% and 15% respectively. Given that the technology weighting in the Russell 2000 Growth Index has risen to more than 45%, indicative of the increasing significance of technology investing globally, the Fund's U.S. technology weighting will likely increase further over the next several months. Conversely, exposure to the consumer, industrial and financial services industries have been scaled back significantly. These shifts have driven the average estimated earnings growth rate of the companies in the Fund's U.S. portfolio from 24% to well above 30%. Importantly, the valuations paid for these new securities have been only modestly higher than those of the Fund's previous holdings.

Investment Review

Driven by the expanding reach of the Internet and the ever-increasing demand for telecommunications capacity, technology companies continue to display some of the strongest fundamentals in the small-cap space. Valuations are certainly high, but in many cases, we believe justified by already rapid growth rates that are actually accelerating.

The Fund's U.S. technology investments are concentrated in the component suppliers to the wireless and broadband industries (i.e. Alpha Industries and Anadigics), software


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL SMALL CAP FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

and service providers to the Internet (i.e. Aspect Development and ISS Group). We have also made several investments in pure Internet companies, but we have been careful to keep total exposure to this sector below its weighting in the Russell 2000 Growth Index.

Regarding health care, the Fund's U.S. biotech exposure is currently at market weight. Our biotech holdings are biased toward companies in late stage clinical trials or with currently approved products. The Fund's recent additions in the U.S. health care sector are in device, diagnostic, and drug distribution companies, which are selling at reasonable valuations despite solid bottom-line growth. Additionally, we continue to substantially underweight traditional health-care services companies (i.e. hospitals, HMOs, and nursing homes), as the prospects for these companies remain clouded.

Despite a very healthy macroeconomic backdrop--low unemployment and high consumer confidence--consumer stocks remain very much out of favor. Investors continue to fear the impact of rising interest rates and the inability of most consumer companies to realize any material pricing increases. We have thus begun to shift the Fund's consumer assets away from companies perceived to have cyclical sensitivity into more defensive retailers and those benefiting from unique, isolated factors.

In the commercial services sector, we have increased our exposure to companies that benefit either directly or indirectly form the enormous investments being made in telecommunications and Internet infrastructure.

Rising interest rates and prospects for a slowing economy are causing us to modestly underweight U.S. industrials and financials. We are modestly overweighted in the energy sector due to our favorable long-term outlook on oil and gas prices. Among U.S. industrial companies, we have looked for ideas that are leveraged to rapidly growing and deregulating end-markets such as telecommunications and power. Our financial services exposure has sought out opportunities in life reinsurance and asset management, two industries benefiting from strong secular growth drivers. Finally, within energy, we have chosen to focus on the companies with the highest production growth rates.

Outlook

We believe several factors are in place to drive continued U.S. small-cap outperformance over the next several quarters. First among these is the strong relative earnings growth and recent favorable revision trends. Secondly, relative valuations, although well off the lows experience late last year, have only recently begun to approach their historical aver ages. Finally, mutual fund flows into U.S. small-cap funds have been very strong thus far in 2000.

Tempering our enthusiasm somewhat are the absolute valuation levels, which for several sectors of the small cap universe have moved up to unprecedented levels. Additionally, the recent volatility and the dependence on technology and health care issues to drive small-cap performance, suggest that investors need to be prepared for performance setbacks along the way.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

International Investments Period Review

International smaller-capitalization stocks saw dramatically mixed returns during the period under review. On the one hand, technology, media and telecommunication stocks posted very strong gains as investors bought into the idea of a "new paradigm" in which emerging technologies such as the Internet, wireless application protocol and broadband change the way in which individuals, companies and economies operate. In contrast, "old economy" stocks such as food manufacturers and utilities performed poorly as investors shunned them in favor of growth-orientated investments.

At the regional level, the Japanese market was one of the best performing markets, while the Asian bourses also staged positive rallies as post-crisis restructuring began to benefit both the macro and micro outlook. European countries witnessed accelerating gross domestic product numbers and equity markets reacted in a bullish manner.

We believe that the strength in the global economy will be good for the smaller company investor and we expect to see solid earnings growth, upgrades and positive equity returns. One concern we have is that rising worldwide interest rates may have a negative impact on liquidity and equity markets. Additionally, the threat of inflationary pressure could materialize, however, we believe that the effects of new technology will continue to restrain such pressure.

Investment Review

Regarding portfolio strategy, the international portion of your Fund continued to focus its investments in companies with higher-than-average earnings growth. Throughout the period under review, we have maintained heavily overweight positions in technology, media stocks and telecommunication stocks and continued to be underweight in defensive and cyclical sectors.

Your portfolio has embraced a number of successful international investment themes. We have built significant positions in companies involved in the enabling and provision of digital television, an area set to benefit from large subscriber growth and increased functionality such as interactivity and commerce.

Within our technology holdings, the high exposure to IT service companies was retained, while an array of positions within the world of the Internet from service providers to web-hosters continued to be prominent. Our favored technology plays focus on companies that are typically market leaders or first movers with strong strategic positions.

We raised the international portfolio's weighting in telecommunication investments during the period under review as a number of exciting competitive local exchange carriers ("CLECS") came to the market. These CLECs provide an alternative to the incumbent telecom operator and usually have a strong presence in the rapidly growing data market. We continue to own several developing market cellular operators.

Outlook

Going forward, we expect smaller companies to be among the key beneficiaries of technological advancement and

--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL SMALL CAP FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

adoption as they are often at the forefront of innovation. One interesting recent international development we have seen is the explosive growth of "new markets" (e.g. Neuer Markt in Germany, and GEM in Hong Kong).

--------------------------------------------------------------------------------

[Photo of John D. Carifa]

[Photo of Bruce K. Aronow]

[Photo of Mark Breedon]

Portfolio managers, Bruce Aronow and Mark Breedon are both vice presidents with 35 years of combined investment experience.

--------------------------------------------------------------------------------

These "new markets" are especially for emerging small corporations and have been both a European and Asian phenomena. We are looking forward to taking advantage of the additional investment opportunities such markets will present for your Fund in the coming months. In particular, we will look at the buoyant initial public offering market in which we have been successful participants.

International smaller companies continue to be exciting investment proposals with valuations and growth propositions that remain attractive when compared with larger capitalized peers.

As always, we appreciate your investment in Alliance Global Small Cap Fund and look forward to reporting its progress to you in coming periods.

Sincerely,


/s/ John D. Carifa
John D. Carifa
Chairman and President


/s/ Bruce K. Aronow
Bruce K. Aronow
Vice President


/s/ Mark Breedon
Mark Breedon
Vice President


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
GROWTH OF A $10,000 INVESTMENT
1/31/90 TO 1/31/00

 [The following table was depicted as a mountain graph in the printed material]

                  o Alliance Global Small Cap Fund
                  o MSCI World Index
                  o Lipper Global Small Company Funds Average

                           MSCI World Index: $30,605

               Lipper Global Small Company Funds Average: $29,274

                Alliance Global Small Cap Fund Class A: $26,959

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Small Cap Fund Class A shares (from 1/31/90 to 1/31/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International ("MSCI") World Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 22 countries.

The Lipper Global Small Company Funds Average reflects the performance of 5 funds (based on the number of funds in the average from 1/31/90 to 1/31/00). These funds have generally similar investment objectives to Alliance Global Small Cap Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Small Cap Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and their results are not indicative of any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL SMALL CAP FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL SMALL CAP FUND
HISTORY OF RETURNS

                               [GRAPHIC OMITTED]

Past performance is no guarantee of future results. This chart represents performance for the Fund's fiscal years. Data for 2000 is through January 31, 2000. The Fund's investment results represent total returns and are based on the Fund's Class A shares at net asset value as of January 31, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchasaed or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with those classes. The MSCI World Index is a market-capitalization-weighted index that measures the performance of stock markets in 22 countries. The MSCI World Index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Global Small Cap Fund.


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY

INCEPTION DATE
(Class A Shares)
9/29/66

PORTFOLIO STATISTICS
Assets ($mil): $154.3
Median Market Capitalization ($mil): $2,547.0

   [The following tables were depicted as pie charts in the printed material]

SECTOR BREAKDOWN

o     35.1% Consumer Services
o     29.8% Technology
o     10.5% Finance
o     6.1% Health Care
o     4.5% Capital Goods
o     2.7% Utilities
o     2.3% Multi-Industry
o     2.0% Energy
o     1.9% Consumer Staples
o     1.8% Transportation
o     1.7% Basic Industry
o     1.6% Consumer Manufacturing

REGIONAL BREAKDOWN

o     41.50% Europe
o     32.36% The Americas
o     25.78% Asia/Pacific
o     0.36% Middle East/Africa

All data as of January 31, 2000. The sector and country breakdowns are expressed as a percentage of total investments (excluding cash and cash equivalents). These breakdowns may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL SMALL CAP FUND

                                                 -------------------------------
                                                 INVESTMENT OBJECTIVE & POLICIES
                                                 and INVESTMENT RESULTS
                                                 -------------------------------

INVESTMENT OBJECTIVE & POLICIES

Alliance Global Small Cap Fund seeks long-term growth of capital. It invests principally in a diversified global portfolio of equity securities issued by small capitalization companies.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF JANUARY 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                         Without Sales Charge        With Sales Charge
           One Year              42.94%                    36.85%
        Three Years              16.57%                    14.91%
         Five Years              20.38%                    19.33%
          Ten Years              10.90%                    10.43%

Class B Shares
--------------------------------------------------------------------------------
                         Without Sales Charge        With Sales Charge
           One Year              41.92%                    37.92%
        Three Years              15.73%                    15.23%
         Five Years              19.50%                    19.50%
Since Inception*(a)              12.33%                    12.33%

Class C Shares
--------------------------------------------------------------------------------
                         Without Sales Charge        With Sales Charge
           One Year              41.79%                    40.79%
        Three Years              15.73%                    15.73%
         Five Years              19.53%                    19.53%
   Since Inception*              15.19%                    15.19%


--------------------------------------------------------------------------------
                                              ALLIANCE GLOBAL SMALL CAP FUND o 9

------------------
INVESTMENT RESULTS
------------------

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(DECEMBER 31, 1999)

                   Class A           Class B         Class C
--------------------------------------------------------------------------------
    One Year        40.43%            41.53%          44.54%
 Three Years        16.27%            16.62%          17.10%
  Five Years        18.98%            19.15%          19.16%
   Ten Years         9.36%            12.56%*(a)      15.59%*

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception: 9/17/90 Class B; 5/3/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL SMALL CAP FUND

                                                    ----------------------------
                                                    TEN LARGEST COUNTRY HOLDINGS
                                                    ----------------------------

TEN LARGEST COUNTRY HOLDINGS
January 31, 2000 (unaudited)

                                    --------------------------------------------
                                                     Shares
                                    --------------------------------------------
                                                                      Percent of
Company                              Country           U.S.$ Value    Net Assets
--------------------------------------------------------------------------------
Station Casinos, Inc.               United States      $ 4,248,400         2.8%
--------------------------------------------------------------------------------
United Pan-Europe
  Communications, NV                  Netherlands        3,857,153         2.5
--------------------------------------------------------------------------------
Brokat Infosystem AG                      Germany        3,449,184         2.2
--------------------------------------------------------------------------------
Sogecable, SA                               Spain        3,059,663         2.0
--------------------------------------------------------------------------------
Yahoo Japan Corp.                           Japan        2,934,874         1.9
--------------------------------------------------------------------------------
Nippon Broadcasting System                  Japan        2,919,035         1.9
--------------------------------------------------------------------------------
Fabasoft AG                               Germany        2,664,480         1.7
--------------------------------------------------------------------------------
Uproar, Ltd.                              Austria        2,467,965         1.6
--------------------------------------------------------------------------------
Open TV Corp. Cl. A                 United States        2,439,281         1.6
--------------------------------------------------------------------------------
ISS International Service System          Denmark        2,429,718         1.6
--------------------------------------------------------------------------------
                                                       $30,469,753        19.8%

MAJOR PORTFOLIO CHANGES
Six Months Ended January 31, 2000 (unaudited)

                                    --------------------------------------------
                                                     Shares
                                    --------------------------------------------
                                                                      Holdings
Purchases                                 Country           Bought     1/31/00
--------------------------------------------------------------------------------
Atos, SA                                   France           30,000      13,800
--------------------------------------------------------------------------------
Bank of Fukuoka, Ltd.                       Japan          263,000     263,000
--------------------------------------------------------------------------------
British Airways Plc                United Kingdom          310,000     310,000
--------------------------------------------------------------------------------
Brokat Infosystem AG                      Germany           11,400      11,400
--------------------------------------------------------------------------------
Centros Commerciales
  Pryca, SA                                 Spain           97,000      97,000
--------------------------------------------------------------------------------
Fabasoft AG                               Germany           30,000      30,000
--------------------------------------------------------------------------------
ISS International Service System          Denmark           34,000      34,000
--------------------------------------------------------------------------------
Nippon Broadcasting System                  Japan           26,000      26,000
--------------------------------------------------------------------------------
Onward Kashiyama Co., Ltd.                  Japan          165,000     165,000
--------------------------------------------------------------------------------
Station Casinos, Inc.               United States          197,600     197,600
--------------------------------------------------------------------------------

                                                                     Holdings
Sales                                     Country             Sold    1/31/00
--------------------------------------------------------------------------------
Autoliv, Inc. (ADR)                        Sweden           42,900          -0-
--------------------------------------------------------------------------------
Cordiant Communications
  Group Plc                        United Kingdom          292,000          -0-
--------------------------------------------------------------------------------
Fukuyama Transporting Co.,
  Ltd.                                      Japan          217,000          -0-
--------------------------------------------------------------------------------
Future Network Plc                 United Kingdom          150,000          -0-
--------------------------------------------------------------------------------
Kingston Communication
  (Hull) Plc                       United Kingdom          123,200          -0-
--------------------------------------------------------------------------------
Kokuyo Co.                                  Japan           63,000          -0-
--------------------------------------------------------------------------------
Legg Mason, Inc.                    United States           41,200      12,500
--------------------------------------------------------------------------------
Premier Parks, Inc.                 United States           38,400      12,900
--------------------------------------------------------------------------------
SEITA                                      France           22,770          -0-
--------------------------------------------------------------------------------
Shiseido Co., Ltd.                          Japan           84,000          -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 11

                                                    ----------------------------
                                                    TEN LARGEST COUNTRY HOLDINGS
                                                    ----------------------------

TEN LARGEST COUNTRY HOLDINGS
January 31, 2000 (unaudited)

                                                                     Percent of
Country                                                  Value       Net Assets
--------------------------------------------------------------------------------
United States                                     $ 45,973,251             29.8%
--------------------------------------------------------------------------------
Japan                                               26,762,595             17.3
--------------------------------------------------------------------------------
United Kingdom                                      17,692,649             11.5
--------------------------------------------------------------------------------
Germany                                             10,939,547              7.1
--------------------------------------------------------------------------------
France                                               8,293,860              5.4
--------------------------------------------------------------------------------
Spain                                                6,887,096              4.5
--------------------------------------------------------------------------------
Netherlands                                          3,857,153              2.5
--------------------------------------------------------------------------------
Hong Kong                                            3,791,177              2.5
--------------------------------------------------------------------------------
Austria                                              3,416,881              2.2
--------------------------------------------------------------------------------
Australia                                            2,453,694              1.6
--------------------------------------------------------------------------------
                                                  $130,067,903             84.4%

SECTOR DIVERSIFICATION
January 31, 2000 (unaudited)

                                                                     Percent of
                                                  U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Basic Industry                                    $  2,636,245              1.7%
--------------------------------------------------------------------------------
Capital Goods                                        6,866,212              4.4
--------------------------------------------------------------------------------
Consumer Manufacturing                               2,411,667              1.5
--------------------------------------------------------------------------------
Consumer Services                                   53,052,958             34.4
--------------------------------------------------------------------------------
Consumer Staples                                     2,808,163              1.8
--------------------------------------------------------------------------------
Energy                                               3,025,983              2.0
--------------------------------------------------------------------------------
Finance                                             15,846,961             10.3
--------------------------------------------------------------------------------
Healthcare                                           9,230,319              6.0
--------------------------------------------------------------------------------
Multi Industry                                       3,413,042              2.2
--------------------------------------------------------------------------------
Technology                                          45,035,948             29.2
--------------------------------------------------------------------------------
Transportation                                       2,739,214              1.8
--------------------------------------------------------------------------------
Utilities                                            4,162,153              2.7
--------------------------------------------------------------------------------
Total Investments*                                 151,228,865             98.0
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities             3,052,045              2.0
--------------------------------------------------------------------------------
Net Assets                                        $154,280,910            100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations.


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
January 31, 2000 (unaudited)

Company                                                    Shares       Value
--------------------------------------------------------------------------------

Common Stocks & Other Investments-98.0%

United States Investments-29.8%

Consumer Services-9.9%
Advertising-0.1%
Lamar Advertising Co. Cl.A(a) ......................         2,700    $  158,288
                                                                      ----------

Airlines-0.4%
Alaska Air Group, Inc.(a) ..........................        14,100       449,437
Expeditors International of Washington, Inc.(a) ....         3,300       139,116
                                                                      ----------
                                                                         588,553
                                                                      ----------
Apparel-0.8%
Mens Wearhouse, Inc.(a) ............................        23,000       549,125
Zale Corp.(a) ......................................        17,000       607,750
                                                                      ----------
                                                                       1,156,875
                                                                      ----------
Broadcasting & Cable-2.2%
Classic Communications, Inc. Cl.A(a) ...............        20,700       589,950
Entercom Communications Corp.(a) ...................         2,700       143,437
OpenTV Corp. Cl.A(a) ...............................        24,500     2,439,281
Westwood One, Inc.(a) ..............................         2,800       170,450
Young Broadcasting, Inc.(a) ........................         2,200        97,763
                                                                      ----------
                                                                       3,440,881
                                                                      ----------
Cellular Communications-0.1%
SBA Communications Corp.(a) ........................         6,600       200,062
                                                                      ----------
Entertainment & Leisure-3.6%
Ackerley Group, Inc.(a) ............................        13,400       221,938
Activision, Inc.(a) ................................        17,500       273,438
Bally Total Fitness Holding Corp.(a) ...............         4,800       105,300
Premier Parks, Inc.(a) .............................        12,900       362,006
Station Casinos, Inc.(a) ...........................       197,600     4,248,400
Trans World Entertainment Corp.(a) .................        34,750       321,437
                                                                      ----------
                                                                       5,532,519
                                                                      ----------
Printing & Publishing-0.2%
Scholastic Corp.(a) ................................         4,200       270,900
                                                                      ----------
Retail-General Merchandise-1.6%
BJ's Wholesale Club, Inc.(a) .......................        28,300       990,500
Movado Group, Inc. .................................        22,500       427,500
Shopko Stores, Inc.(a) .............................        23,200       424,850
Venator Group, Inc.(a) .............................       104,200       625,200
                                                                      ----------
                                                                       2,468,050
                                                                      ----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Miscellaneous-0.9%
CDW Computer Centers, Inc.(a) ..................           1,900     $   124,272
Dycom Industries, Inc.(a) ......................           9,100         391,300
Insight Enterprises, Inc.(a) ...................          11,600         400,200
Iron Mountain, Inc.(a) .........................           8,800         289,300
Shaw Group, Inc.(a) ............................           9,000         207,562
                                                                     -----------
                                                                       1,412,634
                                                                     -----------
                                                                      15,228,762
                                                                     -----------
Technology-7.1%
Communications Equipment-0.5%
TeleSpectrum Worldwide, Inc.(a) ................          82,000         748,250
                                                                     -----------
Computer Hardware-0.7%
Apex, Inc.(a) ..................................          24,350         928,344
Black Box Corp.(a) .............................           3,900         230,587
                                                                     -----------
                                                                       1,158,931
                                                                     -----------
Computer Services-0.3%
DBT Online, Inc.(a) ............................          30,300         568,125
                                                                     -----------
Computer Software-2.2%
Active Software, Inc.(a) .......................             200          15,600
Aspect Development, Inc.(a) ....................           6,200         415,400
Documentum, Inc.(a) ............................           3,500         226,188
Electronics Boutique Holdings Corp.(a) .........          22,200         363,525
FortuneCity. com, Inc.(a) ......................          45,000         375,516
Informix Corp.(a) ..............................           7,600          95,000
Interleaf, Inc.(a) .............................           2,200          91,988
InterWorld Corp.(a) ............................           5,500         405,625
Macrovision Corp.(a) ...........................           5,100         477,806
NetIQ Corp.(a) .................................           5,500         308,000
New Era of Networks, Inc.(a) ...................           4,300         224,406
Peregrine Systems, Inc.(a) .....................           4,600         349,312
                                                                     -----------
                                                                       3,348,366
                                                                     -----------
Contract Manufacturing-0.2%
DII Group, Inc.(a) .............................           3,400         264,350
                                                                     -----------

Internet-0.1%
Extensity, Inc. ................................             700          40,513
L90, Inc.(a) ...................................           1,300          29,250
Neoforma.com, Inc.(a) ..........................             400          20,125
Yesmail.com, Inc.(a) ...........................           2,500          69,375
                                                                     -----------
                                                                         159,263
                                                                     -----------
Networking Software-0.2%
Visual Networks, Inc.(a) .......................           5,300         333,238
                                                                     -----------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Semi-Conductor Capital Equipment-0.8%
Credence Systems Corp.(a) ........................          3,200    $   271,600
ISS Group, Inc.(a) ...............................          7,000        463,312
MKS Instruments, Inc.(a) .........................         16,000        521,000
                                                                     -----------
                                                                       1,255,912
                                                                     -----------
Semi-Conductor Components-1.0%
Fairchild Semiconductor Corp. Cl.A(a) ............         19,200        652,800
Metron Technology NV .............................         18,300        364,856
MIPS Technologies, Inc.(a) .......................          5,800        257,375
Semtech Corp.(a) .................................          3,800        228,000
                                                                     -----------
                                                                       1,503,031
                                                                     -----------
Miscellaneous-1.1%
Brio Technology, Inc.(a) .........................          5,400        172,800
Excalibur Technologies Corp.(a) ..................         19,400        434,075
PRI Automation, Inc.(a) ..........................          3,000        210,375
S1 Corp.(a) ......................................          4,800        434,700
Technology Solutions Co.(a) ......................         12,500        439,844
                                                                     -----------
                                                                       1,691,794
                                                                     -----------
                                                                      11,031,260
                                                                     -----------
Health Care-3.8%
Biotechnology-0.5%
Aviron(a) ........................................         15,500        314,844
Celgene Corp.(a) .................................          5,000        348,750
Gene Logic, Inc.(a) ..............................          2,600        174,850
United Therapeutics Corp.(a) .....................            300         18,600
                                                                     -----------
                                                                         857,044
                                                                     -----------
Drugs-0.4%
Alpharma, Inc. Cl.A ..............................          6,600        224,400
HealthExtras, Inc.(a) ............................          7,400         54,575
Jones Pharma, Inc. ...............................            400         23,225
King Pharmaceuticals, Inc.(a) ....................          4,800        283,200
                                                                     -----------
                                                                         585,400
                                                                     -----------
Medical Products-0.4%
AmeriSource Health Corp. Cl.A(a) .................          9,100        164,937
MiniMed, Inc.(a) .................................          1,500        115,688
Summit Technology, Inc.(a) .......................         20,900        271,700
Women First Healthcare, Inc.(a) ..................          9,600         50,400
                                                                     -----------
                                                                         602,725
                                                                     -----------
Medical Services-2.5%
Bindley Western Industries, Inc. .................         11,900        203,044
Health Management Associates, Inc. Cl.A(a) .......         97,800      1,363,087
Lifepoint Hospitals, Inc.(a) .....................         75,100      1,013,850
Medical Manager Corp.(a) .........................          7,800        547,462
Orthodontic Centers of America, Inc.(a) ..........         23,500        359,844
Quest Diagnostics, Inc.(a) .......................         10,500        357,000
                                                                     -----------
                                                                       3,844,287
                                                                     -----------
                                                                       5,889,456
                                                                     -----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                  Shares           Value
--------------------------------------------------------------------------------

Finance-2.2%
Banking-Regional-0.0%
Silicon Valley Bancshares(a) .................              700       $   39,025
                                                                      ----------
Brokerage & Money Management-0.3%
Legg Mason, Inc. .............................           12,500          460,937
                                                                      ----------
Insurance-0.1%
Reinsurance Group of America, Inc. ...........            9,200          203,550
                                                                      ----------
Real Estate-1.2%
Chelsea GCA Realty, Inc. .....................           55,600        1,560,275
MeriStar Hospitality Corp. ...................           14,100          230,006
                                                                      ----------
                                                                       1,790,281
                                                                      ----------
Miscellaneous-0.6%
Taubman Centers, Inc. ........................           81,300          909,544
                                                                      ----------
                                                                       3,403,337
                                                                      ----------
Capital Goods-1.7%
Electrical Equipment-0.2%
Varian Semiconductor Equipment
   Associates, Inc.(a) .......................            6,000          290,250
                                                                      ----------
Machinery-0.5%
United Rentals, Inc.(a) ......................           35,900          686,588
                                                                      ----------
Pollution Control-0.0%
Tetra Tech, Inc.(a) ..........................            3,100           45,725
                                                                      ----------
Miscellaneous-1.0%
Applied Power, Inc. Cl.A .....................            8,600          239,725
Mohawk Industries, Inc.(a) ...................           56,300        1,319,531
                                                                      ----------
                                                                       1,559,256
                                                                      ----------
                                                                       2,581,819
                                                                      ----------
Energy-1.6%
Domestic Producers-0.3%
Murphy Oil Corp. .............................            7,700          441,788
                                                                      ----------
Oil Service-0.6%
Ensco International, Inc. ....................           16,900          386,587
Santa Fe International Corp. .................           14,500          387,875
Smith International, Inc. ....................            3,900          200,119
                                                                      ----------
                                                                         974,581
                                                                      ----------
Pipelines-0.7%
Kinder Morgan, Inc. ..........................            8,600          226,287
Southern Union Co. ...........................           47,822          812,974
                                                                      ----------
                                                                       1,039,261
                                                                      ----------
                                                                       2,455,630
                                                                      ----------


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Consumer Manufacturing-1.6%
Auto & Related-1.6%
Budget Group, Inc. Cl.A(a) .......................         57,600     $  565,200
Dollar Thrifty Automotive Group, Inc.(a) .........         16,200        320,962
Group 1 Automotive, Inc.(a) ......................         37,600        467,650
Monaco Coach Corp.(a) ............................         48,637      1,057,855
                                                                      ----------
                                                                       2,411,667
                                                                      ----------
Transportation-0.7%
Trucking-0.1%
Consolidated Freightways Corp.(a) ................         30,400        176,700
                                                                      ----------

Miscellaneous-0.6%
Carey International, Inc.(a) .....................         42,400        938,100
                                                                      ----------
                                                                       1,114,800
                                                                      ----------
Multi-Industry Companies-0.5%
Amphenol Corp. Cl.A(a) ...........................          6,000        407,250
Korn/Ferry International(a) ......................          9,900        340,931
                                                                      ----------
                                                                         748,181
                                                                      ----------
Basic Industry-0.5%
Chemicals-0.1%
Lyondell Chemical Co. ............................         18,400        198,950
                                                                      ----------

Containers-0.4%
Packaging Corp of America(a) .....................         45,400        547,638
                                                                      ----------
                                                                         746,588
                                                                      ----------
Consumer Staples-0.1%
Household Products-0.1%
Rayovac Corp.(a) .................................         10,700        231,388
                                                                      ----------

Utilities-0.1%
Telephone Utility-0.1%
Pac-West Telecomm, Inc.(a) .......................          3,300         82,913
                                                                      ----------

Miscellaneous-0.0%
IXnet, Inc.(a) ...................................          1,300         47,450
                                                                      ----------
                                                                         130,363
                                                                      ----------
Total United States Investments
   (cost $41,610,398) ............................                    45,973,251
                                                                      ----------

Foreign Investments-68.2%
Australia-1.6%
LibertyOne, Ltd.(a) ..............................        285,000        214,378
Publishing & Broadcasting, Ltd. ..................         75,000        593,340
Qantas Airways, Ltd. .............................        125,900        307,642
Smith (Howard), Ltd. .............................         66,414        414,823
TAB Corp. Holdings, Ltd. .........................         65,000        353,158
Woodside Petroleum, Ltd. .........................         77,000        570,353
                                                                      ----------
                                                                       2,453,694
                                                                      ----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Austria-2.2%
Austria Technologie & Systemtechnik AG(a) ..........        10,000   $   650,016
S & T System Integration & Technology
   Distribution AG(a) ..............................         7,000       298,900
Uproar, Ltd. .......................................        60,206     2,467,965
                                                                     -----------
                                                                       3,416,881
                                                                     -----------
Brazil-1.0%
Tele Centro Sul Participacoes, SA (ADR) pfd ........         6,500       536,250
Tele Sudeste Celular Participacoes,
   SA (ADR) pfd ....................................        20,600       996,525
                                                                     -----------
                                                                       1,532,775
                                                                     -----------
Canada-0.9%
724 Solutions, Inc.(a) .............................         2,700       183,262
Cinar Films, Inc. Cl.B (ADR)(a) ....................        33,200       800,950
FirstService Corp.(a) ..............................        17,600       215,600
Imax Corp.(a) ......................................        10,000       230,000
                                                                     -----------
                                                                       1,429,812
                                                                     -----------
Denmark-1.6%
ISS International Service System A/S Series B(a) ...        34,000     2,429,718
                                                                     -----------
France-5.4%
Atos, SA(a) ........................................        13,800     1,872,163
Business Objects, SA (ADR)(a) ......................         5,400       363,488
CNP Assurances .....................................        33,020     1,047,395
Equant NV(a) .......................................        18,000     1,835,856
NetValue ...........................................         6,100       446,520
Rhodia, SA .........................................        69,000     1,474,834
Unibail, SA ........................................         5,100       668,492
Union des Assurances Federales .....................         5,500       585,112
                                                                     -----------
                                                                       8,293,860
                                                                     -----------
Germany-7.1%
Brokat Infosystem AG ...............................        11,400     3,449,185
Fabasoft AG(a) .....................................        30,000     2,664,480
Hornbach Holdings AG pfd ...........................        28,730     1,430,065
Primacom AG (ADR) ..................................        25,000     1,654,320
Software AG ........................................        27,200     1,741,497
                                                                     -----------
                                                                      10,939,547
                                                                     -----------
Greece-0.3%
Panafon Hellenic Telecom, SA .......................        42,000       539,427
                                                                     -----------

Hong Kong-2.5%
Amoy Properties, Ltd. ..............................       780,000       506,266
China Merchants Holdings International Co., Ltd ....       540,000       451,128
Ng Fung Hong, Ltd. .................................       836,000       389,499
SmarTone Telecommunications Holdings, Ltd. .........       280,000     1,009,447
Television Broadcasting, Ltd. ......................       195,000     1,434,837
                                                                     -----------
                                                                       3,791,177
                                                                     -----------


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Hungary-0.3%
Magyar Tavkozlesirt (ADS) ........................         12,100    $   471,900
                                                                     -----------

India-0.2%
Mahanagar Telephone Nigam, Ltd. (GDR) ............         27,200        393,720
                                                                     -----------
Italy-1.1%
Industrie Natuzzi SpA (ADR) ......................         28,800        320,400
Seat Pagine Gialle SpA(a) ........................        502,000      1,433,110
                                                                     -----------
                                                                       1,753,510
                                                                     -----------
Japan-17.3%
Ajinomoto Co., Inc. ..............................         45,000        545,048
Alps Electric Co., Ltd. ..........................        100,000      1,434,827
Bank of Fukuoka, Ltd. ............................        263,000      1,573,148
Banyu Pharmaceutical Co., Ltd. ...................         97,000      1,597,839
Daito Trust Construction Co., Ltd. ...............         93,400      1,173,918
Daiwa Securities Co., Ltd. .......................        124,000      2,016,025
Hoya Corp. .......................................         25,000      1,886,704
Mikuni Coca-Cola Bottling Co., Ltd. ..............         88,000      1,426,628
Nippon Broadcasting System .......................         26,000      2,919,035
Onward Kashiyama Co., Ltd. .......................        165,000      1,944,703
Sankyo Co., Ltd. .................................         27,500      1,870,400
Santen Pharmaceutical Co. ........................         87,420      1,743,024
Toyo Trust & Banking Co., Ltd. ...................        391,000      1,482,689
Uni-Charm Corp. ..................................         30,000      2,213,733
Yahoo Japan Corp. ................................              3      2,934,874
                                                                     -----------
                                                                      26,762,595
                                                                     -----------
Luxembourg-1.2%
Millicom International Cellular, SA(a) ...........         25,200      1,798,650
                                                                     -----------

Netherlands-2.5%
United Pan-Europe Communications NV(a) ...........         30,400      3,857,153
                                                                     -----------

Norway-0.0%
Frontline, Ltd. warrants, expiring 05/02/01(a) ...         15,216         20,341
                                                                     -----------

Singapore-0.9%
DBS Group Holdings, Ltd. .........................         95,366      1,277,148
St Assembly Test Services, Ltd.(a) ...............         14,000         64,552
                                                                     -----------
                                                                       1,341,700
                                                                     -----------
South Africa-0.3%
M-Cell, Ltd. .....................................        115,400        544,995
                                                                     -----------

South Korea-1.4%
Dacom Corp. ......................................          2,000        528,705
SK Telecom Co., Ltd. (ADR) .......................         44,500      1,632,594
                                                                     -----------
                                                                       2,161,299
                                                                     -----------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                      (000)         Value
--------------------------------------------------------------------------------

Spain-4.5%
Amadeus Global Travel Distribution, SA ...........        130,000   $  1,471,808
Centros Commerciales Pryca, SA ...................         97,000      1,311,207
Sogecable, SA(a) .................................         58,000      3,059,663
Terra Networks, SA(a) ............................         12,300      1,044,418
                                                                    ------------
                                                                       6,887,096
                                                                    ------------
Sweden-1.5%
Securitas AB Series B ............................        109,000      2,277,538
                                                                    ------------
Switzerland-1.5%
SEZ Holding AG ...................................          3,600      2,379,480
                                                                    ------------
Taiwan-0.8%
Hon Hai Precision Industry, Co., Ltd. (GDR)(a)(b)          57,000      1,216,950
                                                                    ------------
Thailand-0.6%
Advanced Info Service Public Co., Ltd.(a) ........         35,000        494,337
CMIC Finance & Security Public Co.(a)(c) .........        110,000              0
Siam Commercial Bank Plc pfd.(a) .................        329,000        374,810
                                                                    ------------
                                                                         869,147
                                                                    ------------
United Kingdom-11.5%
Aegis Group Plc ..................................        380,000      1,164,884
British Airways Plc ..............................        310,000      1,646,149
CMG Plc ..........................................         26,300      1,707,394
EMAP Plc .........................................         40,000      1,084,697
Filtronic Comtek Plc .............................         41,900      1,058,211
Jazztel Plc (ADR)(a) .............................         19,800      1,294,425
Misys Plc ........................................        136,000      1,893,525
NDS Group Plc (ADR)(a) ...........................         40,000      1,880,000
Next Plc .........................................        215,000      1,693,382
Slough Estates Plc ...............................        122,000        635,001
Thus Plc(a) ......................................        197,000      1,269,354
United News & Media Plc ..........................         64,000        761,554
WPP Group Plc ....................................        101,000      1,604,073
                                                                    ------------
                                                                      17,692,649
                                                                    ------------
Total Foreign Investments
   (cost $74,154,199) ............................                   105,255,614
                                                                    ------------
Total Common Stocks & Other Investments
   (cost $115,764,597) ...........................                   151,228,865
                                                                    ------------
Short-Term Investment-3.4%
Time Deposit-3.4%
State Street Euro Dollar
   5.00%, 2/01/00
   (amortized cost $5,274,000) ...................   $      5,274      5,274,000
                                                                    ------------


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL SMALL CAP FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                                    Value
--------------------------------------------------------------------------------

Total Investments-101.4%
   (cost $121,038,597) ..................................         $ 156,502,865
Other assets less liabilities-(1.4%) ....................            (2,221,955)
                                                                  -------------

Net Assets-100% .........................................         $ 154,280,910
                                                                  =============

(a)   Non-income producing security.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2000, these securities amounted to $1,216,950 representing 0.8% of net assets.
(c)   Illiquid security, valued at fair market value (see Note A).
      Glossary of Terms:
      ADR   - American Depositary Receipt
      ADS   - American Depositary Shares
      GDR   - Global Depositary Receipt
      See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 21

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
January 31, 2000 (unaudited)

Assets
Investments in securities, at value (cost $121,038,597) ......    $ 156,502,865
Cash, at value (cost $178,564) ...............................          178,564
Receivable for investment securities sold ....................        1,288,654
Receivable for capital stock sold ............................          215,726
Dividends and interest receivable ............................           42,333
Foreign tax receivable .......................................           38,508
                                                                  -------------
Total assets .................................................      158,266,650
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................        2,873,226
Unclaimed dividends ..........................................          634,069
Management fee payable .......................................          130,058
Distribution fee payable .....................................           68,277
Payable for capital stock redeemed ...........................           30,856
Accrued expenses and other liabilities .......................          249,254
                                                                  -------------
Total liabilities ............................................        3,985,740
                                                                  -------------
Net Assets ...................................................    $ 154,280,910
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     107,559
Additional paid-in capital ...................................      110,758,726
Accumulated net investment loss ..............................         (920,910)
Accumulated net realized gain on investments and
   foreign currency transactions .............................        8,875,786
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .......       35,459,749
                                                                  -------------
                                                                  $ 154,280,910
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($103,115,774 / 6,939,871 shares of capital stock
   issued and outstanding) ...................................           $14.86
Sales charge--4.25% of public offering price .................              .66
                                                                         ------
Maximum offering price .......................................           $15.52
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($41,020,913 / 3,063,792 shares of capital stock
   issued and outstanding) ...................................           $13.39
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($9,663,862 / 720,181 shares of capital stock
   issued and outstanding) ...................................           $13.42
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($480,361 / 32,057 shares of capital stock
   issued and outstanding) ...................................           $14.98
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL SMALL CAP FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended January 31, 2000 (unaudited)

Investment Income
Dividends (net of foreign taxes
   withheld of $36,721) ....................     $    498,243
Interest ...................................          125,023      $    623,266
                                                 ------------
Expenses
Advisory fee ...............................          642,145
Distribution fee - Class A .................          130,709
Distribution fee - Class B .................          166,012
Distribution fee - Class C .................           39,150
Transfer agency ............................          226,150
Custodian ..................................          110,107
Printing ...................................           70,100
Administrative .............................           64,000
Audit and legal ............................           42,764
Registration ...............................           23,612
Directors' fees ............................           11,000
Miscellaneous ..............................            6,100
                                                 ------------
Total expenses .............................        1,531,849
Less: expense offset arrangement
   (see Note B) ............................          (12,788)
                                                 ------------
Net expenses ...............................                          1,519,061
                                                                   ------------
Net investment loss ........................                           (895,795)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions ............................                         11,833,776
Net realized loss on foreign currency
   transactions ............................                           (266,922)
Net change in unrealized
   appreciation/depreciation of:
   Investments .............................                         23,370,436
   Foreign currency denominated assets
     and liabilities .......................                             (6,866)
                                                                   ------------
Net gain on investments and foreign
   currency transactions ...................                         34,930,424
                                                                   ------------
Net Increase in Net Assets
   from Operations .........................                       $ 34,034,629
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 23

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                Six Months Ended    Year Ended
                                                January 31, 2000      July 31,
                                                  (unaudited)          1999
                                                 -------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $    (895,795)   $  (1,182,124)
Net realized gain on investments and
   foreign currency transactions .............      11,566,854        1,819,665
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........      23,363,570        5,106,195
                                                 -------------    -------------
Net increase in net assets from operations ...      34,034,629        5,743,736
Distributions to Shareholders from:
Net realized gain on investments
   Class A ...................................      (1,378,758)      (7,496,012)
   Class B ...................................        (559,969)      (3,620,259)
   Class C ...................................        (131,883)        (837,402)
   Advisor Class .............................          (3,350)         (18,180)
Capital Stock Transactions
Net increase (decrease) ......................       7,705,192      (10,689,478)
                                                 -------------    -------------
Total increase (decrease) ....................      39,665,861      (16,917,595)
Net Assets
Beginning of year ............................     114,615,049      131,532,644
                                                 -------------    -------------
End of period ................................   $ 154,280,910    $ 114,615,049
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
January 31, 2000 (unaudited)

NOTE A
Significant Accounting Policies

Alliance Global Small Cap Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE B

Management Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Manager") a management fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $64,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the six months ended January 31, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $162,311 for the six months ended January 31, 2000.

For the six months ended January 31, 2000, the Fund's expenses were reduced by $12,788 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $2,246 from the sales of Class A shares and $24,839 and $2,291 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended January 31, 2000.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2000, amounted to $336,366, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Manager, and of which $1,075 was paid to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,092,501 and $859,078 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

with the Agreement, there is no pro vision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $88,654,643 and $86,008,492, respectively, for the six months ended January 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the six months ended January 31, 2000.

At January 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $43,364,959 and gross unrealized depreciation of investments was $7,900,691, resulting in net unrealized appreciation of $35,464,268, excluding foreign currency transactions.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

There were no forward exchange currency contracts outstanding at January 31, 2000.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, and Advisor Class shares. Each class consists


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL SMALL CAP FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     ---------------------------   -----------------------------
                                Shares                         Amount
                     ---------------------------   -----------------------------
                      Six Months                     Six Months
                           Ended                          Ended
                     January 31,      Year Ended    January 31,      Year Ended
                            2000        July 31,           2000        July 31,
                      (unaudited)           1999     (unaudited)           1999
                     -----------------------------------------------------------
Class A
Shares sold            1,900,043         623,396   $ 23,467,719    $  6,806,663
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           90,243         629,890      1,142,478       6,097,336
--------------------------------------------------------------------------------
Shares converted
  from Class B            51,736          73,883        663,621         780,932
--------------------------------------------------------------------------------
Shares redeemed       (1,717,638)     (1,536,869)   (21,304,139)    (16,383,463)
--------------------------------------------------------------------------------
Net increase
  (decrease)             324,384        (209,700)  $  3,969,679    $ (2,698,532)
--------------------------------------------------------------------------------

Class B
Shares sold              486,936         657,798   $  6,010,669    $  6,355,692
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           46,604         370,560        532,631       3,268,436
--------------------------------------------------------------------------------
Shares converted
  to Class A             (57,268)        (77,917)      (663,621)       (780,932)
--------------------------------------------------------------------------------
Shares redeemed         (270,204)     (1,559,407)    (3,080,052)    (14,943,035)
--------------------------------------------------------------------------------
Net increase
  (decrease)             206,068        (608,966)  $  2,799,627    $ (6,099,839)
--------------------------------------------------------------------------------

Class C
Shares sold              170,236         265,399   $  2,033,847    $  2,571,782
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions           10,930          87,168        125,214         770,565
--------------------------------------------------------------------------------
Shares redeemed         (127,336)       (530,032)    (1,452,209)     (5,072,717)
--------------------------------------------------------------------------------
Net increase
  (decrease)              53,830        (177,465)  $    706,852    $ (1,730,370)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                     ---------------------------   -----------------------------
                                  Shares                        Amount
                     ---------------------------   -----------------------------
                            Six Months                 Six Months
                                Ended                       Ended
                          January 31,    Year Ended   January 31,     Year Ended
                                 2000      July 31,          2000       July 31,
                           (unaudited)         1999    (unaudited)         1999
                     -----------------------------------------------------------
Advisor Class
Shares sold                    16,202         4,127     $ 232,024     $  44,310
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                   237         1,319         3,028        12,857
--------------------------------------------------------------------------------
Shares redeemed                  (440)      (21,501)       (6,018)     (217,904)
--------------------------------------------------------------------------------
Net increase
  (decrease)                   15,999       (16,055)    $ 229,034     $(160,737)
--------------------------------------------------------------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2000.

NOTE G

Concentration of Risk

Investing in securities of foreign companies involves special risks which include revaluation of currencies and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                    ----------------------------------------------------------------------------------------
                                                                           Class A
                                    ----------------------------------------------------------------------------------------
                                            Six
                                         Months
                                          Ended
                                    January 31,                                  Year Ended July 31,
                                           2000           ------------------------------------------------------------------
                                     (unaudited)             1999          1998          1997          1996         1995
                                    ----------------------------------------------------------------------------------------
Net asset value,
  beginning of year ...............    $  11.66           $ 12.14       $ 12.87       $ 11.61       $ 10.38      $ 11.08
                                    ----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ...............        (.07)(a)          (.08)(a)      (.11)(a)      (.15)(a)      (.14)(a)     (.09)
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions ....................        3.47               .76           .37          2.97          1.90         1.50
                                    ----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations ...........        3.40               .68           .26          2.82          1.76         1.41
                                    ----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ..................        (.20)            (1.16)         (.99)        (1.56)         (.53)       (1.99)
Tax return of capital .............          -0-               -0-           -0-           -0-           -0-       (1.12)
                                    ----------------------------------------------------------------------------------------
Total distributions ...............        (.20)            (1.16)         (.99)        (1.56)         (.53)       (2.11)
                                    ----------------------------------------------------------------------------------------
Net asset value,
  end of period ...................    $  14.86           $ 11.66       $ 12.14       $ 12.87       $ 11.61      $ 10.38
                                    ========================================================================================
Total Return
Total investment return
  based on net asset value(b)......       29.46%             7.51%         2.49%        26.47%        17.46%       16.62%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .................    $103,116           $77,164       $82,843       $85,217       $68,623      $60,057
Ratios to average net assets of:
  Expenses ........................        2.13%(c)(d)       2.37%(c)      2.16%(c)      2.41%(c)      2.51%        2.54%(e)
  Net investment loss . ...........       (1.15)%(d)         (.79)%        (.88)%       (1.25)%       (1.22)%      (1.17)%
Portfolio turnover rate ...........          69%              120%          113%          129%          139%         128%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                     -----------------------------------------------------------------------------------------
                                                                               Class B
                                     -----------------------------------------------------------------------------------------
                                           Six
                                        Months
                                         Ended
                                   January 31,                                   Year Ended July 31,
                                          2000           ---------------------------------------------------------------------
                                    (unaudited)             1999           1998           1997           1996         1995
                                     -----------------------------------------------------------------------------------------
Net asset value,
  beginning of year ............       $ 10.57           $ 11.20        $ 12.03        $ 11.03        $  9.95       $10.78
                                     -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ............          (.11)(a)          (.15)(a)       (.18)(a)       (.21)(a)       (.20)(a)     (.12)
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions .................          3.13               .68            .34           2.77           1.81         1.40
                                     -----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations ........          3.02               .53            .16           2.56           1.61         1.28
                                     -----------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............          (.20)            (1.16)          (.99)         (1.56)          (.53)       (1.99)
Tax return of capital ..........            -0-               -0-            -0-            -0-            -0-        (.12)
                                     -----------------------------------------------------------------------------------------
Total distributions ............          (.20)            (1.16)          (.99)         (1.56)          (.53)       (2.11)
                                     -----------------------------------------------------------------------------------------
Net asset value,
  end of period ................       $ 13.39           $ 10.57        $ 11.20        $ 12.03        $ 11.03       $ 9.95
                                     =========================================================================================
Total Return
Total investment return
  based on net asset value(b) ..         28.90%             6.74%          1.80%         25.42%         16.69%       15.77%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............       $41,021           $30,205        $38,827        $31,946        $14,247       $5,164
Ratios to average net assets of:
  Expenses .....................          2.89%(c)(d)       3.14%(c)       2.88%(c)       3.11%(c)       3.21%        3.20%(e)
  Net investment loss ..........         (1.91)%(d)        (1.59)%        (1.58)%        (1.92)%        (1.88)%      (1.92)%
Portfolio turnover rate ........            69%              120%           113%           129%           139%         128%

See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                    ---------------------------------------------------------------------------------------
                                                                              Class C
                                    ---------------------------------------------------------------------------------------
                                            Six
                                         Months
                                          Ended
                                    January 31,                                 Year Ended July 31,
                                           2000           -----------------------------------------------------------------
                                     (unaudited)            1999          1998          1997          1996         1995
                                    ---------------------------------------------------------------------------------------
Net asset value,
  beginning of year ............         $10.59           $11.22        $12.05        $11.05        $ 9.96       $10.79
                                    ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ............           (.11)(a)         (.16)(a)      (.19)(a)      (.22)(a)      (.20)(a)     (.17)
Net realized and unrealized
  gain on investments and
  foreign currency
  transactions .................           3.14              .69           .35          2.78          1.82         1.45
                                    ---------------------------------------------------------------------------------------
Net increase in net asset
  value from operations ........           3.03              .53           .16          2.56          1.62         1.28
                                    ---------------------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ...............           (.20)           (1.16)         (.99)        (1.56)         (.53)       (1.99)
Tax return of capital ..........             -0-              -0-           -0-           -0-           -0-        (.12)
                                    ---------------------------------------------------------------------------------------
Total distributions ............           (.20)           (1.16)         (.99)        (1.56)         (.53)       (2.11)
                                    ---------------------------------------------------------------------------------------
Net asset value,
  end of period ................         $13.42           $10.59        $11.22        $12.05        $11.05       $ 9.96
                                    =======================================================================================
Total Return
Total investment return
  based on net asset value(b) ..          28.94%            6.72%         1.79%        25.37%        16.77%       15.75%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..............         $9,664           $7,058        $9,471        $8,718        $4,119       $1,407
Ratios to average net assets of:
  Expenses .....................           2.89%(c)(d)      3.15%(c)      2.88%(c)      3.10%(c)      3.19%        3.25%(e)
  Net investment loss ..........          (1.92)%(d)       (1.61)%       (1.59)%       (1.93)%       (1.85)%      (2.10)%
Portfolio turnover rate ........             69%             120%          113%          129%          139%         128%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                            --------------------------------------------------------
                                                                  ADVISOR CLASS
                                            --------------------------------------------------------
                                             Six Months                               October 2,
                                                  Ended                                     1996(f)
                                            January 31,         Year Ended July 31,           to
                                                   2000        ----------------------   July 31,
                                             (unaudited)          1999        1998          1997
                                            --------------------------------------------------------
Net asset value,
  beginning of period ...................       $ 11.74        $ 12.20     $ 12.89       $ 12.56
                                            --------------------------------------------------------

Income From Investment
  Operations
Net investment loss(a) ..................          (.06)          (.07)       (.07)         (.08)
Net realized and unrealized gain on
  investments and foreign currency
  transactions ..........................          3.50            .77         .37          1.97
                                            --------------------------------------------------------
Net increase in net asset value
  from operations .......................          3.44            .70         .30          1.89
                                            --------------------------------------------------------

Less: Distributions
Distributions from net realized gains ...          (.20)         (1.16)       (.99)        (1.56)
                                            --------------------------------------------------------
Net asset value, end of period ..........       $ 14.98        $ 11.74     $ 12.20       $ 12.89
                                            ========================================================
Total Return
Total investment return based
  on net asset value(b) .................         29.60%          7.63%       2.82%        17.08%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $   480        $   189     $   392       $   333
Ratios to average net assets of:
  Expenses(c) ...........................          1.82%(d)       2.13%       1.87%         2.05%(d)
  Net investment loss ...................          (.89)%(d)      (.63)%      (.57)%        (.84)%(d)
Portfolio turnover rate .................            69%           120%        113%          129%

See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL SMALL CAP FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                              Six Months
                                   Ended         Year       Year     Period
                             January 31,        Ended      Ended      Ended
                                    2000(d)  July 31,   July 31,   July 31,
                              (unaudited)        1999       1998       1997
                             ------------------------------------------------
      Class A .............         2.12%        2.33%      2.14%      2.38%
      Class B .............         2.88%        3.11%      2.86%      3.08%
      Class C .............         2.88%        3.12%      2.85%      3.08%
      Advisor Class .......         1.81%        2.10%      1.84%      2.04%(d)

(d)   Annualized.

(e) If the Fund had borne all expenses, the expense ratios would have been 2.61%, 3.27%, and 3.31% for Class A, Class B and Class C shares, respectively.

(f)   Commencement of distribution.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 35

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

diversification

A technique of allocating assets among many types of investments.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

earnings per share (EPS)

A common measurement of a stock's performance, calculated by taking a company's net income and dividing it by the number of shares the company has outstanding.

initial public offering (IPO)

A sale of securities by a previously private company to the general public.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

multiples

A measurement of an individual stock's performance that lets investors know how much they are paying for a company's potential earning power. The multiple for a company's stock is calculated by dividing the company's earnings per share of outstanding stock by the stock's current market value.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

real estate investment trust (REIT)

A security which invests primarily in income producing real estate or real estate related loans.

small-capitalization company or small-cap stock

Refers to a company with a relatively small market capitalization.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
36 o ALLIANCE GLOBAL SMALL CAP FUND

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/99.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 37

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
38 o ALLIANCE GLOBAL SMALL CAP FUND

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Alden M. Stewart, Senior Vice President-Investments
Kathleen A. Corbet, Senior Vice President
Thomas Bardong, Vice President
Mark Breedon, Vice President
Bruce Aronow, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal counsel

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
40 o ALLIANCE GLOBAL SMALL CAP FUND

                          This page intentionally blank


--------------------------------------------------------------------------------
                                             ALLIANCE GLOBAL SMALL CAP FUND o 41

Alliance Global Small Cap Fund
1345 Avenue of the Americas                                      ---------------
New York, NY 10105                                                  BULK RATE
(800) 221-5672                                                    U.S. POSTAGE
                                                                      PAID
                                                                  New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice


(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GSCSR100